Securities Act Registration No. 33-96634
                                        Investment Company Act Reg. No. 811-9094


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                         ------------------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                         Pre-Effective Amendment No.                       [ ]

                       Post-Effective Amendment No. 4                      |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|

                               Amendment No. 5 |X|
                        (Check appropriate box or boxes.)
                       -----------------------------------

                              LEUTHOLD FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                       100 North Sixth Street, Suite 700A
                             Minneapolis, Minnesota                    55403
                  (Address of Principal Executive Offices)           (ZIP Code)

                                 (612) 332-9141
              (Registrant's Telephone Number, including Area Code)

                                                      Copy to:
Steven C. Leuthold
Leuthold & Anderson, Inc.                             Richard L. Teigen
100 North Sixth Street                                Foley & Lardner
Suite 700A                                            777 East Wisconsin Avenue
Minneapolis, Minnesota  55403                         Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b)

[ ]   on (date) pursuant to paragraph (b)

[ ]   60 days after filing pursuant to paragraph (a) (1)

|X|   on January 31, 1999 pursuant to paragraph (a) (1)

[ ]   75 days after filing pursuant to paragraph (a) (2)

[ ]   on  (date)  pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                             P R O S P E C T U S
                                                                January 31, 1999


                          Leuthold Core Investment Fund

          Leuthold Core Investment Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. The Fund's definition of long term investment success is making it and keeping it.

          Please read this Prospectus and keep it for future reference. It contains important information, including information on how Leuthold Core Investment Fund invests and the services it offers to shareholders.

--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


Leuthold Core Investment Fund               TABLE OF CONTENTS
100 North Sixth Street
Suite 700A
Minneapolis, Minnesota  55403
(612) 332-9141

                               Questions Every Investor Should Ask
                                 Before Investing in the Leuthold Core
                                 Investment Fund............................   2
                               Fees and Expenses............................   6
                               Investment Objective, Strategies and Risks...   7
                               Management of the Fund.......................  11
                               The Fund's Share Price ......................  13
                               Purchasing Shares............................  13
                               Redeeming Shares.............................  17
                               Dividends, Distributions and Taxes...........  20
                               Financial Highlights.........................  21

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                   INVESTING IN LEUTHOLD CORE INVESTMENT FUND



1.   What are the Fund's Goals?

Leuthold Core Investment Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. The Fund is a "flexible" fund meaning that it can invest in common stocks and other equity securities, bonds and other debt securities, and money market instruments.

2.   What are the Fund's Principal Investment Strategies?

     Leuthold Core Investment Fund allocates its investments among:

     *    Common Stocks and other equity securities

     *    Bonds and other debt securities (other than money market instruments)

     *    Money market instruments

in proportions which reflect our Adviser's judgment of the potential returns and risks of each asset class. Our Adviser considers a number of factors when making these allocations including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. The Fund expects that normally:

     * 30% to 70% of its assets will be invested in common stocks and other equity securities

     * 30% to 70% of its assets will be invested in bonds and other debt securities (other than money market instruments)

     *    up to 20% of its assets will be invested in money market instruments.

The Fund's investments in common stocks and other equity securities may consist of:

     *    Large, mid or small capitalization common stocks

     *    Growth stocks, value stocks or cyclical stocks

     *    Aggressive stocks or defensive stocks

     *    Stocks in any industry or sector

     *    Equity mutual funds

     *    Options.

The Fund's investments in bonds and other debt securities normally will consist of U.S. Treasury Notes and Bonds, although the Fund may also invest in investment grade corporate debt securities and debt securities of foreign issuers. The Fund may also invest in mutual funds which invest in debt securities, including mutual funds that invest in high yield securities commonly known as "junk bonds."

3.      What are the Principal Risks in Investing in the Fund?

Investors in the Fund may lose money. There are risks associated with investments in each of the asset classes in which the Fund invests. These risks include:

     * Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

     * Interest Rate Risk: In general, the value of bonds and other debt securities rise when interest rates fall and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

     * Credit Risk: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

     * Currency Risk: The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund.

The Fund's performance will also be affected by our Adviser's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund's relative investment performance would suffer if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.

Because of these risks the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund. Our Adviser does not intend the Fund to be a fixed balanced investment program. Rather, as our name implies, the Fund is intended to be a flexible core investment suitable for any long-term investor. Long-term investors may wish to supplement an investment in the Fund with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.

4.     How has the Fund Performed?

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to those of a Combined Index (consisting of an unmanaged portfolio of 45% common stocks, 45% bonds and 10% money market instruments) and the Lipper Flexible Fund Index.
Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.


                                     20%
                                                            17.25%
                                     10%       9.32%         XXX
                                                XXX          XXX
                                      0%        XXX          XXX
                                  ---------  -----------  ---------

                                     -10%
                                                1996         1997

---------------

Note: The Fund's 1998 Year-to-date total return is 8.54% (January 1, 1998 through the quarter ending September 30, 1998).
          During the two year period shown on the bar chart, the Fund's highest total return for a quarter was 8.79% (quarter ended September 30, 1997) and the lowest total return for a quarter was -1.92% (quarter ended March 31, 1997).

 Average Annual Total Returns
   (for the periods ending                      Since the inception date of the
      December 31, 1997)             Past Year     Fund (November 20, 1995)
-------------------------------  -------------  --------------------------------

Leuthold Core Investment Fund          17.25%                   13.69%

Combined Index*                        17.46%                   14.27%

Lipper Flexible Fund Index**           18.68%                   16.88%

* The Combined Index consists of an unmanaged portfolio of 45% common stocks represented by the Standard & Poor's Composite Index of 500
         Stocks (15%), the Standard & Poor's 400 Mid-Cap Index (15%) and the Russell 2000 Index (15%); 45% bonds represented by the Lehman Brothers Government/Corporate Bond Index; and 10% money market instruments represented by 90-day United States Treasury Bills.
** The Lipper Flexible Fund Index is an index of mutual funds having an investment objective similar to the Fund's investment objective.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price).........      No Sales Charge
   Maximum Deferred Sales Charge (Load)....      No Deferred Sales Charge
   Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends
     and Distributions.....................      No Sales Charge
   Redemption Fee..........................      None*
   Exchange Fee............................      None
   Maximum Account Fee.....................      No Account Fee

ANNUAL FUND OPERATING EXPENSES                   Before         After
(expenses that are deducted from Fund assets)    fee waivers    fee waivers**
   Management Fees.........................      0.90%                0.74%
   Distribution and/or Service (12b-1) Fees      None                 None
   Other Expenses..........................      0.51%                0.51%
   Total Annual Fund Operating Expenses....      1.41%                1.25%

---------
*  Our transfer agent charges a fee of $12.00 for each wire redemption.
** Our Adviser waives its advisory fee to the extent necessary to ensure that our Total Fund Operating Expenses do not exceed 1.25% of our average daily net assets.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

        1 Year        3 Years        5 Years        10 Years
       -------        -------        -------        --------
         $144          $446           $771            $1691
       -------        -------        -------        --------

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

     The Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. The Fund's definition of long term investment success is making it and keeping it. Our Adviser believes that maintaining profits when markets decline is as important as earning profits when markets rise. Although we have no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

How We Allocate our Assets

                  Our Adviser allocates your Fund's investments among the three asset classes as follows:

     *    First, our Adviser  analyzes the U.S.  government bond market with the
          goal  of  determining  the  risks  and  returns  that  U.S.   Treasury
          securities present over the next one to five years.

     * Next, our Adviser assesses the probability that common stocks as an asset class will perform better than U.S. Treasury securities. In doing so, it considers The Leuthold Group's Major Trend Index. This proprietary index comprises over 170 individual components that The Leuthold Group evaluates weekly.

     * Finally, our Adviser implements the asset allocation strategy. In doing so, our Adviser may purchase put or call options on stock indexes or engage in short sales of index-related and other securities to rapidly and cost-effectively change the Fund's equity allocation.

How We Make Individual Security Selections

                  After our Adviser has determined the appropriate allocations among asset classes, it selects individual investments as follows:

     * For our investments in bonds and debt securities (other than money market instruments) our Adviser will first compare the anticipated returns and risks of U.S. Treasury Notes and Bonds, foreign government debt securities (without limitation as to rating) and corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next our Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the Fund's portfolio of debt securities. The Fund may invest indirectly in fixed-income securities by investing in mutual funds or closed-end investment companies which invest in such securities. The Fund may do so to obtain (a) diversified exposure to corporate fixed-income securities (including high yield or "junk" bonds) by investing in domestic income funds or (b) diversified exposure to international markets by investing in international income funds.

     * For our investments in common stocks and other equity securities, our Adviser uses the following approach.

               First, Our Adviser develops a broad sector strategy and determines what percentage of its equity investments to allocate among large capitalization stocks ($4 billion or more) mid-capitalization stocks ($2 to $4 billion) and small capitalization stocks (less than $2 billion) and among "growth stocks" (stocks with high price/earnings ratios), "value" stocks (stocks with low price/earnings ratios) and "cyclical" stocks (stocks which are economically sensitive).

               Next, Our Adviser develops a more narrow sector strategy and determines what percentage of each broad sector's investments to allocate among individual sector categories using both traditional industrial sectors such as "housing," "energy" or "food," as well as conceptual themes such as "global energy."

               Finally, Our Adviser selects individual stocks after ranking each stock by fundamental factors (such as price/earnings ratios or growth rates) and technical factors (such as price movements) in the individual sector category. In addition to investing in individual stocks, the Fund may invest in mutual funds, unit investment trusts or closed-end investment companies which invest in common stocks. The Funds may do so to obtain (a) exposure to international equity markets by investing in international funds,
               (b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

     The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means the Fund will invest more than 20% of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not seek capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests, take advantage of investment opportunities, or as part of its normal asset allocation process.

Portfolio Turnover

     The Fund's annual portfolio turnover rate usually will not exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduce total return. Higher portfolio turnover could result in the payment by the Fund's shareholders of increased taxes on realized gains. Distributions to the Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

Risks

     There are a number of risks associated with the various securities in which the Fund will at times invest. These include:

     * Risks associated with Zero Coupon U.S. Treasury Securities. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuation in value in response to changing interest rates than debt obligations that pay interest currently.

     * Risks associated with Small Cap Stocks. Stocks of smaller capitalization companies tend to be riskier investments than stocks of larger capitalization companies. Smaller capitalization companies may have limited product lines, markets, market share and financial resources or they may be dependent on a small or inexperienced management team. Stocks of smaller capitalization companies may trade less frequently and in more limited volume and may be subject to greater and more abrupt price swings than stocks of larger companies.

     * Risks associated with Foreign Securities. In addition to currency risk there is often less information publicly available about foreign issuers than U.S. issuers. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than in the U.S. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy.

     * Risks associated with High Yield Securities. The Fund may invest directly, or indirectly in high yield securities. High yield securities (or "junk bonds") provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the Fund, or investment companies in which the Fund invests, to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

     * Risks associated with Registered Investment Companies. When the Fund invests in a registered investment company, the Fund's shareholders bear not only their proportionate share of the expenses of the Fund (such as operating costs and investment advisory fees) but also, indirectly, similar expenses of the registered investment companies in which the Fund invests.

     * Risks associated with purchasing Put and Call Options. If the Fund purchases a put or call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible, although not likely, that there may be times when a market for the Fund's outstanding options does not exist.

     * Risks associated with Short Sales. The Fund's investment performance will suffer if a security for which the Fund has effected a short sale appreciates in value. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender requires it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow such securities from other securities lenders.

                             MANAGEMENT OF THE FUND

Leuthold & Anderson, Inc. manages the Fund's investments.

     Leuthold & Anderson, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                             100 North Sixth Street
                                   Suite 700A
                              Minneapolis, MN 55403

     The Adviser has been in business since 1987 and has been the Fund's only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays the Adviser an annual investment advisory fee equal to 0.9% of its average net assets.

     Steven C. Leuthold is primarily responsible for the day-to-day management of the Fund's portfolio. He is the Fund's portfolio manager. Mr. Leuthold has been Chairman and Portfolio Manager of the Adviser since its organization in August, 1987. He has also been a portfolio manager for Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of the Leuthold Group since November, 1981. Prior to founding The Leuthold Group, Mr. Leuthold was employed by Criterion Investment Management as a portfolio manager for The Pilot Fund and Industries Trend Fund.

The Adviser has experience managing accounts with the same investment objective as the Fund

     We are providing historical performance data of investment advisory accounts managed by the Adviser. The data illustrates the investment performance of portfolios similar to the Fund and compares the performance to specified market indices. The Leuthold & Anderson, Inc. Composite includes all active accounts of the Adviser invested in the Adviser's conventional portfolio. The Composite does not include all of the Adviser's assets under management and may not accurately reflect the performance of all accounts managed by the Adviser. The accounts included in the Composite had the same investment objective as the Fund and were managed using substantially similar, though not in all cases, identical, investment strategies and techniques as those used by the Fund. All performance data is historical and investors should not consider this performance data as an indication of the future performance of the Fund or the results an individual investor might achieve by investing in the Fund. Investors should not rely on the historical performance of the Adviser when making an investment decision.

     All returns are time-weighted total rates of return and include the reinvestment of dividends and interest. The performance information for the Composite is net of the advisory fees charged by the Adviser to the accounts comprising the Composite. The performance information for the Composite does not reflect the assessment of the Fund's advisory fee or other expenses equivalent to the Fund's operating expenses. The fees and expenses of the Composite were less than the annual expenses of the Fund. The performance of the Composite would have been lower had the Composite incurred higher fees and expenses. The net effect of the deduction of the Fund's advisory fee and other operating expenses on annualized performance, including the compounded effect over time, may be substantial. The Composite was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code.

     The performance information of the Composite, the Combined Index and the Lipper Flexible Fund Index is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited.

                                             Annual Rates of Return(1)

                                                                  Years Ended December 31,
                               1997    1996   1995     1994     1993      1992     1991   1990     1989     1988
------------------------------ ------  -----  ------  -------  ------    -----    ------  -----   ------   ------

Leuthold & Anderson, Inc.      18.11%  9.94%  18.36%  (4.13%)  14.57%    1.39%    17.93%  1.56%   24.88%    20.14%
Composite*
Leuthold Core Investment Fund  17.25   9.32   n/a      n/a      n/a       n/a      n/a     n/a     n/a       n/a
Combined Index(2)              17.46   10.10  22.14   (2.23)   1l.08     9.09     25.71   (0.29)  18.72     12.61
Lipper Flexible Fund Index(3)  18.68   14.05  23.59   (2.67)   12.74     5.67     26.98    0.94   17.25     8.69



                      Compounded Annual Rates of Return(1)

                                        (For the Period Ended December 31, 1997)
                                        1 Year   3 Years   5 Years   10 Years
--------------------------------------- -------- --------- --------- ----------

Leuthold & Anderson, Inc. Composite*    18.11    15.40%    11.04%    11.89%
Leuthold Core Investment Fund           17.25    n/a       n/a       n/a
Combined Index(2)                       17.46    16.46     11.40     12.11
Lipper Flexible Fund Index(3)           18.68    18.71     12.92     12.22

* Includes the Leuthold Core Investment Fund since 11/30/95.

(1) The calculation of the rates of return was performed in accordance with the principles set forth in the Performance Presentation Standards endorsed by the Association for Investment Management and Research ("AIMR"). Other performance calculation methods may produce different results. The AIMR performance presentation criteria require the presentation of at least a ten-year performance record or performance for the period since inception, if shorter.

        Total annual rate of return is the change in redemption value of units, assuming the reinvestment of dividends. Compounded annual rate of return represents the level annual rate which, if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.

(2) The Combined Index is an unmanaged portfolio composed of 45% common stocks represented by the Standard & Poor's Composite Index of 500
        Stocks  (15%),  the  Standard & Poor's 400  Mid-Cap  Index (15%) and the
        Russell 2000 Index (15%); 45% bonds represented by the Lehman Bros. Government/Corporate Bond Index; and 10% cash represented by 90-day United States Treasury Bills

(3) The Lipper Flexible Fund Index is an index of mutual funds having an investment objective similar to the Fund's investment objective.

Please remember that past performance is not necessarily an indication of future performance. Investors should also be aware that other performance calculation methods may produce different results, and that comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

Year 2000

     The Fund is aware of the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Fund's business operations.

     The Fund has no application systems of its own and is entirely dependent on its service providers' systems and software. The Fund is working with its service providers (including its investment adviser, administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Fund cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Fund.

                             THE FUND'S SHARE PRICE

     The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

     The Fund's net asset value can be found daily in the mutual fund listings of many major newspapers under the heading "LeutholdCI". The Fund's NASDAQ symbol is "LCORX".

                                PURCHASING SHARES

How to Purchase Shares from the Fund

     1.        Read this Prospectus carefully

     2. Determine how much you want to invest keeping in mind the following minimums:

                  a.       New accounts

                  *        Individual Retirement Accounts              $ 1,000

                  *        All other accounts                          $10,000*

                  ----------------

                  *The Fund may, but is not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, shareholders who have invested $10,000 in the Fund.

                  b.       Existing accounts

                  *        Dividend reinvestment                      No Minimum

                  *        Automatic Investment Plan                   $ 50

                  *        All other accounts                          $100

     3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to your Fund's confirmation statements. (The Fund has additional Purchase Applications and Additional Investment Forms if you need them.) If you have any questions, please call 1-800-273-6886.

    4.            Make your check payable to "Leuthold  Core  Investment  Fund."
                  All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks. Firstar Mutual Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

    5.            Send the application and check to:

                  FOR FIRST CLASS MAIL

                           Leuthold Funds, Inc.
                           c/o Firstar Mutual Fund Services, LLC
                           P.O. Box 701
                           Milwaukee, WI  53201-0701

                  FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

                           Leuthold Funds, Inc.
                           c/o Firstar Mutual Fund Services, LLC
                           615 East Michigan Street, 3rd Floor
                           Milwaukee, WI  53202-5207

                  Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

   6. If you wish to open an account by wire, please call 1-800-273-6886 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Funds should be wired to:

                           Firstar Bank Milwaukee, N.A.
                           777 East Wisconsin Avenue
                           Milwaukee, WI  53202
                           ABA #075000022

                           Credit:
                           Firstar Mutual Fund Services, LLC
                           Account #112-952-137

                           Further Credit:
                           Leuthold Core Investment Fund
                           (shareholder registration)
                           (shareholder account number, if known)

     You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. Please remember that Firstar Bank Milwaukee, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Fund and Firstar Bank Milwaukee, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

     Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.

     The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

     1. Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

     2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

     3. Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

     4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

     5. Be authorized to accept purchase orders on the Fund's behalf. This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Fund

     The Fund may reject any share purchase applications for any reason. The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

     The Fund will issue certificates evidencing shares purchased only upon request. The Fund will send investors a written confirmation for all purchases of shares.

     The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers a telephone purchase option permitting shareholders to make additional purchases by telephone. The Fund offers the following retirement plans:

     *    Traditional IRA

     *    Roth IRA

     Investors can obtain further information about the automatic investment plan, the telephone purchase plan and the IRAs by calling the Fund at 1-800-273-6886. The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

     1.   Prepare a letter of instruction containing:

          *    account number(s)

          *    the amount of money or number of shares being redeemed

          *    the name(s) on the account

          *    daytime phone number

          * additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

     2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

     3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations: o


          * The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

          * The redemption proceeds are to be sent to an address other than the address of record

          * The redemption request is received within 30 days after an address change.


          A notarized signature is not an acceptable substitute for a signature guarantee.

          4.   Send the letter of instruction to:

               FOR FIRST CLASS MAIL

                           Leuthold Funds, Inc.
                           c/o Firstar Mutual Fund Services, LLC
                           P.O. Box 701
                           Milwaukee, WI  53201-0701

               FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

                           Leuthold Funds, Inc.
                           c/o Firstar Mutual Fund Services, LLC
                           615 East Michigan Street, 3rd Floor
                           Milwaukee, WI  53202-5207

                Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares by Telephone

          1. Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone.

          2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

          3. Call Firstar Mutual Fund Services, LLC at 1-800-273-6886. Please do not call the Fund or the Adviser.

How to Redeem (Sell) Shares through Servicing Agents

     If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Payment of Redemption Proceeds

     The redemption price per share you receive for redemption requests is the next determined net asset value after:

     1. Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

     2. Firstar Mutual Fund Services, LLC receives your authorized telephone request with all required information.

     3. A Servicing Agent that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

     For those shareholders who redeem shares by mail, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information. For those shareholders who redeem by telephone, Firstar Mutual Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct Firstar Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request. Firstar Mutual Fund Services, LLC currently charges $12 for each wire redemption but does not charge a fee for Electronic Funds Transfers. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

     When redeeming shares of the Fund, shareholders should consider the following:

     1.   The redemption may result in a taxable gain.

     2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

     3. The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

     4. If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

     5. Firstar Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

     6. Firstar Mutual Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.

     7. The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. Both the Fund and Firstar Mutual Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

     8. If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have three distribution options:

          * Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

          * Cash Dividend Option - Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.

          * All Cash Option - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-273-6886.

     The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.


                                         For the Years Ended

                                                               Nov. 20, 1995
                                           9/30/98  9/30/97    (1)  through
                                                               Sept. 30, 1996

Net Asset Value, Beginning of Period....   $11.17   $10.18          $10.00

Income from investment operations:

Net Investment Income (2)...............     0.40     0.44            0.38

Net Realized and Unrealized Gains
  on Investments........................     1.16     1.32            0.16
                                             ----     ----            ----

Total from Investment Operations........     1.56     1.76            0.54

Less Distributions:

Dividends (from net investment income)..   (0.40)   (0.46)          (0.36)

Distributions (from net realized gains).   (0.36)   (0.26)            ____

Returns of Capital......................     ----   (0.05)            ____
                                                    ------

Total Distributions.....................     0.76     0.77            0.36
                                             ----     ----            ----

Net Asset Value, End of Period..........   $11.97   $11.17          $10.18
                                           ======   ======          ======

TOTAL RETURN............................   14.45%   17.96%        5.43%(3)

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in 000s).....   46,267   30,560          31,740

Ratio of Expenses to Average Net
  Assets:

Before expense reimbursement............    1.41%    1.47%        1.55%(4)

After expense reimbursement.............    1.25%    1.25%        1.25%(4)

Ratio of Net Investment Income to
  Average Net Assets:

                                            For the Years
                                                Ended

Before expense reimbursement............    3.50%    4.05%       4.14% (4)

After expense reimbursement.............    3.66%    4.27%        4.44%(4)

Portfolio Turnover Rate.................   73.43%   35.62%         103.50%

(1)  Commencement of operations.
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)  Not annualized.
(4)  Annualized.

     To learn more about Leuthold Core Investment Fund you may want to read Leuthold Core Investment Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. Leuthold Core Investment Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about Leuthold Core Investment Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of Leuthold Core Investment Fund during its last fiscal year.

     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling Firstar Mutual Fund Services, LLC at 1-800-273-6886.

     Prospective investors and shareholders who have questions about Leuthold Core Investment Fund may also call the following number or write to the following address.

                  Leuthold Core Investment Fund
                  100 North Sixth Street
                  Suite 700A
                  Minneapolis, MN 55403
                  1-888-200-0409

     The general public can review and copy information about Leuthold Core Investment Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about Leuthold Core Investment Fund are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

                  Public Reference Section
                  Securities and Exchange Commission
                  Washington, D.C. 20549-6009

     Please refer to Leuthold Core Investment Fund's Investment Company Act File No. 811-09094 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             JANUARY 31, 1999
for LEUTHOLD CORE INVESTMENT FUND


                              LEUTHOLD FUNDS, INC.
                             100 North Sixth Street
                                   Suite 700A
                          Minneapolis, Minnesota 55403




     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Leuthold Core Investment Fund dated January 31, 1999. Requests for copies of the Prospectus should be made by
writing  to  Leuthold  Funds,   Inc.,  100  North  Sixth  Street,   Suite  700A,
Minneapolis, Minnesota 55403, Attention: Corporate Secretary, or by calling 1-800-273-6886.

     The following financial statements are incorporated by reference to the Annual Report, dated September 30, 1998, of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on November 30, 1998:

                  Report of Independent Public Accountants
                  Statement of Assets and Liabilities
                  Statement of Operations
                  Statement of Changes in Net Asset
                  Financial Highlights
                  Schedule of Investments
                  Notes to the Financial Statements

                              Leuthold Funds, Inc.

                                TABLE OF CONTENTS


                                                                     Page No.
                                                                     --------


FUND HISTORY AND CLASSIFICATION ....................................    1

INVESTMENT RESTRICTIONS ............................................    1

INVESTMENT CONSIDERATIONS ..........................................    3

DIRECTORS AND OFFICERS OF THE CORPORATION ..........................   13

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS .................   16

INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
TRANSFER AGENT AND ACCOUNT SERVICES AGENT ..........................   17

DETERMINATION OF NET ASSET VALUE ...................................   20

REDEMPTION OF SHARES ...............................................   21

SYSTEMATIC WITHDRAWAL PLAN .........................................   22

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES ..................   23

ALLOCATION OF PORTFOLIO BROKERAGE ..................................   23

TAXES ..............................................................   25

STOCKHOLDER MEETINGS ...............................................   26

CAPITAL STRUCTURE ..................................................   27

PERFORMANCE INFORMATION ............................................   27

DESCRIPTION OF SECURITIES RATINGS ..................................   28

INDEPENDENT ACCOUNTANTS ............................................   32

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 1999, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.

          This Statement of Additional Information does not constitute an offer to sell securities.

                                      (i)

                         FUND HISTORY AND CLASSIFICATION

          Leuthold Funds, Inc. (the "Corporation") is an open-end management investment company consisting of a single diversified portfolio, the Leuthold Core Investment Fund. Leuthold Funds, Inc. is registered under the Investment Company Act of 1940. Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995. (Prior to January 30, 1998 Leuthold Core Investment Fund was called "Leuthold Asset Allocation Fund.")

                             INVESTMENT RESTRICTIONS

          Leuthold Core Investment Fund (the "Fund") has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

               1. The Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

               2. The Fund will not buy securities on margin or write put or call options.

               3. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund's total assets) or for emergency or extraordinary purposes. The Fund will not borrow money for the purpose of investing in securities, and the Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

               4. The Fund will not pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

               5. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

               6.  The Fund  will  not make  loans,  except  it may  enter  into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans

               7. The Fund will not concentrate more than 25% of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

               8. The Fund will not make investments for the purpose of exercising control or management of any company.

               9. The Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

               10. The Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

               11. The Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

          The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Fund's Board of Directors without stockholder approval. These additional restrictions are as follows:


               1. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of the Fund's investment adviser.

               2. The Fund will not invest more than 5% of the Fund's total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

               3. The Fund will not purchase illiquid securities if, as a result of such purchase, more than 5% of the total value of its total assets would be invested in such securities.

               4. The Fund's investments in warrants will be limited to 5% of the Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

               5. The Fund may purchase put or call options provided that the Fund's investments in such put or call options will be limited to 5% of the Fund's net assets.

               6. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of the Fund's net assets would be invested in shares of registered investment companies.

          The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

Warrants and Put and Call Options

          The Fund may purchase warrants and put and call options on securities.

          By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Preferred Stocks

          The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

          Zero Coupon U.S. Treasury Securities The Fund may also invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

Money Market Instruments

          The money market instruments in which the Fund invests include conservative fixed-income securities, such as United States Treasury Bills, commercial paper rated A-1 by Standard & Poor's Corporation ("S&P"), or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), commercial paper master notes
and  repurchase   agreements.   Commercial  paper
master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund's investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

          Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities

          The Fund may invest in securities of foreign issuers. In addition, a registered investment company in which the Fund may invest may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities.

          There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. There may also be difficulties in enforcing legal rights outside the United States. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries. Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries. Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.

          Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

          Since the Fund or a registered investment company in which the Fund may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Fund's assets from the perspective of U.S. investors. Certain registered investment companies, but not the Fund, may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

          The Fund may hold securities of U.S. and foreign issuers in the form of American Depository Receipts ("ADRs") or American Depository Shares ("ADSs"). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.

Short Sales

          The Fund may seek to realize additional gains through effecting short sales in securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

High Yield and Other Securities

          The Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). A registered investment company in which the Fund invests may also invest in such debt securities. These debt securities may be rated investment grade by S&P or Moody's. Securities rated BBB by S&P or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Fund (and registered investment companies in which the Fund may, at times, invest) may also invest in securities that are rated below investment grade. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as "junk bonds". Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

          The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

          The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefor tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

          Certain securities held by the Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund

(or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's (or the underlying registered investment company's) net assets.

          The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

          Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

          Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Fund (or a registered investment company in which the Fund invests) should monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

Registered Investment Companies

          The Fund may invest up to 25% of its net assets in shares of registered investment companies. The Fund will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund) if (a) the Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If the Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

          Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Fund invests. By investing indirectly through the Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company's shares.

          Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

          Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund and the Adviser. At any particular time, one registered investment company in which the Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund would incur certain transactional costs without accomplishing any investment purpose.

          Although the Fund will not concentrate its investments, registered investment companies in which the Fund invests may concentrate their investments within one industry (i.e. sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Futures Contracts

          A registered investment company in which the Fund invests may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

          A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade --known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

          Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

          A registered investment company in which the Fund invests may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying registered investment company will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the registered investment company's average yield as a result of the shortening of maturities.

          The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying registered investment company's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the investments being hedged. While a registered investment company in which the Fund invests will incur commission expenses in selling and closing out futures positions (by taking an opposite position in the futures contract), commissions on futures transactions tend to be lower than transaction costs incurred in the purchase and sale of portfolio securities.

          A registered investment company in which the Fund invests may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, an underlying registered investment company would probably expect that an equivalent amount of futures contracts will be closed out.

          Unlike when a registered investment company in which the Fund invests purchases or sells a security, no price is paid or received by the registered investment company upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying registered investment company is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to an underlying registered investment company upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

          Subsequent payments, called "variation margin" or "maintenance margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

          A registered investment company in which the Fund invests may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the registered investment company. The underlying registered investment company may close its positions by taking opposite positions which will operate to terminate its position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the underlying registered investment company, and it realizes a loss or a gain. Such closing transactions involve additional commission costs.

          A stock index futures contract may be used to hedge an underlying registered investment company's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the registered investment company may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the registered investment company than if it had not entered into futures contracts on debt securities or stock indexes.

          The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, participants may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

          Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

          In order to assure that registered investment companies have sufficient assets to satisfy their obligations under their futures contracts, the registered investment companies in which the Fund invests are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

          The risk to an underlying registered investment company from investing in futures is potentially unlimited. Gains and losses on investments in futures depend upon the underlying registered investment company's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

Options on Futures Contracts

          A registered investment company in which the Fund invests may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying registered investment company may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. A registered investment company in which the Fund invests may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

          The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying registered investment company is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

          In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a registered investment company because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to a registered investment company in which the Fund invests when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Illiquid Securities

          The Fund may invest up to 5% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 5% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Lending Portfolio Securities

          In order to generate additional income, the Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

          The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

          As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

          *Thomas F. Elsen -- Director and Vice President. Mr. Elsen, 42, has been Managing Director and Chief Operating Officer of Leuthold & Anderson, Inc. (the "Adviser") since March 1, 1997. Prior to joining the Adviser, Mr. Elsen was the sole proprietor of T. Elsen Marketing, a financial services marketing consulting firm, from May, 1991 until February, 1997. Prior to founding T. Elsen Marketing, Mr. Elsen was employed by the Trust & Investments department of Norwest Bank, Minnesota, N.A., in Minneapolis as the Marketing Director from December, 1986 until May, 1991. Mr. Elsen graduated from Macalester College with a B.A. in Economics in 1978. His address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

          *Steven C. Leuthold -- Director, President and Treasurer. Mr. Leuthold, 61, has been Chairman and Portfolio Manager for the Adviser since August, 1987. He has also been a Portfolio Manager for Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of The Leuthold Group since November, 1981. Mr. Leuthold graduated from the University of Minnesota with a B.S. in History in 1960. His address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

          *Charles D. Zender -- Director. Mr. Zender, 53, has been Managing Director of The Leuthold Group since January, 1991. Prior to such time, he served as a marketing/sales executive of The Leuthold Group since May, 1988. Mr. Zender graduated from the University of Northern Iowa with a B.A. in
Accounting/Business Administration in 1970. His address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

          John S. Chipman -- Director. Mr. Chipman, 72, has been Regent's Professor of Economics at the University of Minnesota since 1981. He was a Guest Professor at the University of Konstanz, Germany from 1986 to 1991 and was awarded an honorary doctorate from such institution in 1991. Mr. Chipman received his Ph.D in Economics from Johns Hopkins University in 1950. His address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

          Lawrence L. Horsch -- Director. Mr. Horsch, 64, has been a member of the Board of Directors of Boston Scientific Corp., a public company engaged in developing, producing and marketing medical devices, since February, 1995, when SCIMED Life Systems, Inc., a medical products company he helped organize in 1971, merged with Boston Scientific Corp. Prior to such merger, Mr. Horsch served in various capacities with SCIMED Life Systems, Inc., including Acting Chief Financial Officer from 1994 to 1995, Chairman of the Board from 1977 to
1994, and as a director from 1977 to 1995. He has also served as Chairman of Eagle Management & Financial Corp., a management consulting firm, since 1990. Mr. Horsch attended the College of St. Thomas and Northwestern University, where


*Messrs. Leuthold, Elsen and Zender are "interested persons" of the Corporation (as difined in the Act)

*Messrs. Leuthold, Elsen and Zender are "interested persons" of the Corporation (as difined in the Investment Company Act of 1940).

he received an M.B.A. in Finance in 1958. His address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

          Paul M. Kelnberger -- Director. Mr. Kelnberger, 55, joined Johnson, West & Co., PLC, a public accounting firm, in 1969 and has been a partner since 1975. He is also a director of Video Update, Inc., a public company engaged in owning, operating and franchising video rental superstores. Mr. Kelnberger is a Certified Public Accountant (CPA). His address is c/o Johnson, West & Co., PLC, 336 Robert Street North, Suite 1400, St. Paul, MN 55101.

          Elizabeth Page -- Vice President and Secretary. Ms. Page, 39, has been Operations Manager of the Adviser since 1988 and Operations and Compliance Director since January, 1995. Ms. Page graduated from the University of Wisconsin-Stout with a B.S. in Business Administration in 1982. Her address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

          Kristen Voigtsberger -- Vice President. Ms. Voigtsberger, 35, has been Account Administrator of the Adviser since 1990 and Manager of Administration & Client Services since January, 1997. Ms. Voigtsberger graduated from Pennsylvania State University in 1985 with a B.A. in Russian. Her address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

          The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $500 for each meeting of the Board of Directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

          The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended September 30, 1998:


                                                COMPENSATION TABLE

                                                                                                Total
                                                                                            Compensation
                                                                                          from Corporation
                                              Pension or Retirement    Estimated Annual        and Fund
         Name of      Aggregate Compensation   Benefits Accrued As       Benefits Upon     Complex Paid to
          Person       from Corporation       Part of Fund Expenses       Retirement          Directors
          ------      ----------------------  ---------------------    ----------------       ---------
Thomas F. Elsen                $0                       $0                    $0                 $0
Steven C. Leuthold             $0                       $0                    $0                 $0
Charles D. Zender              $0                       $0                    $0                 $0
John S. Chipman              $2,000                     $0                    $0               $2,000
Lawrence L. Horsch           $2,000                     $0                    $0               $2,000
Paul M. Kelnberger           $2,000                     $0                    $0               $2,000


               OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

          Set forth below are the names and addresses of all holders of the Fund's shares who as of October 31, 1998 owned of record or to the knowledge of the Fund, beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Fund as a group.

        Name and Address
       of Beneficial Owner                   Number of Shares   Percent of Class

American Express Trust Company, Trustee
Gray, Plant, Mooty, Mooty & Bennett
Retirement Savings Plan
33 South Sixth Street
Suite 3400
Minneapolis, MN  55402-3796                        412,519          10.20%

Donaldson Lufkin & Jenrette (1)
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303-2052                        372,211           9.20%

Charles Schwab & Co., Inc. (1)
101 Montgomery Street
San Francisco, CA  94104-4122                      313,051           7.74%

Norwest Bank Minnesota, Trustee
Fairview 401(k) Plan
U/A dated 6/1/84
733 Marquette Avenue, #0036
Minneapolis, MN  55479-0001                        222,101           5.49%

Name and Address
of Beneficial Owner                          Number of shares   Percent of Class

Officers and Directors as a Group                  128,693(2)(3)     3.19%
(8 persons)

-----------------------------
    (1) The shares held by Donaldson Lufkin & Jenrette Securities Corp. and Charles Schwab & Co., Inc. were owned of record only.

    (2)      Includes 11,285 shares held in the Leuthold & Anderson Retirement
             Plan

    (3) Includes 73,291 shares held by the Steven Leuthold Trust, for which Albert Andrews, Jr. serves as sole trustee, and 11,891 shares held by the Steven C. Leuthold Family Foundation, a charitable trust controlled by Steven C. Leuthold.

                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                    TRANSFER AGENT AND ACCOUNT SERVICES AGENT

The Adviser

          The investment adviser to the Fund is Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, Minnesota 55403 (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by Steven C. Leuthold, its Chairman and principal shareholder. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Fund may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund and pays salaries and fees of all officers and directors of the Fund (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives a monthly fee based on the Fund's average daily net assets at the annual rate of 0.90%.

          The  Fund  pays  all of  its  expenses  not  assumed  by  the  Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund also pays the fees of directors who are not officers of the Fund, salaries of administrative and clerical personnel association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

          The Fund did not commence operations until November 20, 1995. During the period from November 20, 1995 through September 30, 1996, the fiscal year ended September 30, 1997, and the fiscal year ended September 30, 1998, the Fund incurred advisory fees payable to the Adviser of $236,333, $269,461 and $329,152, respectively

          The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2%. As of the date hereof, no such state law provision was applicable to the Fund. Additionally, the Adviser has voluntarily agreed to reimburse the Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the Fund's daily net assets. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. During the period from November 20, 1995 (commencement of operations) through September 30, 1996, the fiscal year ended September 30, 1997, and the fiscal year ended September 30, 1998, the Adviser reimbursed the Fund $77,769, $65,500 and $59,492, respectively, for excess expenses.

          The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the
Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the
Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

          The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

The Administrator

          The administrator to the Corporation is Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Under the Fund Administration Servicing Agreement entered into between the Corporation and the Administrator (the "Administration Agreement"), the Administrator prepared and maintains the books, accounts and other documents required by the Investment Company Act of 1940, responds to stockholder inquiries, prepares the Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a fee, paid monthly at an annual rate of .05% of the first $100,000,000 of the Fund's average net assets, .04% of the next $400,000,000 of the Fund's average net assets, and .03% of the Fund's average net assets in excess of $500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $35,000.

          The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation. The Fund did not commence operations until November 20, 1995. During the period from November 20, 1995 through September 30, 1996, the fiscal year ended September 30, 1997, and the fiscal year ended September 30,1998 the Fund incurred fees of $24,689, $31,718 and $29,277, respectively, payable to the Administrator pursuant to the Administration Agreement.

          Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The Custodian

          Firstar Bank Milwaukee, N.A., an affiliate of Firstar Mutual Fund Services, LLC, serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Bank Milwaukee, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties and (v) make periodic reports to the Fund concerning the Fund's operations. Firstar Bank Milwaukee, N.A. does not exercise any supervisory function over the purchase and sale of securities.

The Transfer Agent

          Firstar Mutual Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to stockholders of the Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to the Fund.

The Accounting Servicing Agent

          In addition the Corporation has entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund, .01% on the next $200 million of average net assets, and .005% on average net assets exceeding $240 million. Firstar Mutual Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. During the period from November 20, 1995 (commencement of operations) through September 30, 1996, the fiscal year ended September 30, 1997, and the fiscal year ended September 30, 1998, the Fund incurred fees of $20,751, $24,906 and $20,648, respectively, payable to Firstar Mutual Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement.

                        DETERMINATION OF NET ASSET VALUE

          The net asset value of the Fund is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

          Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day he valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

          The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

          Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's securities occur during such a period, then these securities may be valued at their fair value as determined in good faith by the Directors.

          Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and the Fund's net asset value is not calculated. When determining net asset value, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 3:00 P.M. Central Time. Events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange are not reflected in such net asset value.

                              REDEMPTION OF SHARES

          The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the

Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

          The Fund has adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a type which are permitted investments for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

                           SYSTEMATIC WITHDRAWAL PLAN

          An investor who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Fund or Firstar Mutual Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

          The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

          Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

          The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC in writing thirty (30) days prior to the next payment.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

          The Fund offers an automatic investment option pursuant to which money will be moved from a stockholder's bank account to the stockholder's Fund account on the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.

          The Fund offers a telephone purchase option pursuant to which money will be moved from the stockholder's bank account to the stockholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, Firstar Mutual Fund Services, LLC must receive both the purchase order and payment by Electronic Funds
Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Although the Fund does not initially intend to market its shares through intermediary broker-dealers, the Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

          The Adviser may allocate brokerage to Weeden & Co., L.P. ("Weeden") but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Steven C. Leuthold is a limited partner and director of Weeden. Weeden's institutional investment research division is designated The Leuthold Group, in which Steven
C. Leuthold has a separate fifty-percent pecuniary interest. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter securities market generally involve transactions with dealers acting as principal for their own account, Weeden may not serve as the Fund's dealer in connection with such transactions. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

          In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. Weeden will not receive higher commissions because of research services provided. The Fund did not commence operations until November 20, 1995. During the period from November 20, 1995 through September 30, 1996, the Fund paid brokerage commissions of $45,325 on transactions having a total market value of $121,323,358. During the same period, the Fund paid Weeden brokerage commissions of $27,821 (or 61.4% of the total commissions paid) on transactions having a total market value of $104,631,000 (or 86.2% of the Fund's aggregate amount of transactions). During the fiscal year ended September 30, 1997, the Fund paid brokerage commissions of $33,952 on transactions having a total market value of $18,038,053. During the same period, the Fund paid Weeden brokerage commissions of $18,636 (or 54.9% of the total commissions paid) on transactions having a total market value of $9,746,418 (or 54.0% of the Fund's aggregate amount of transactions). During the fiscal year ended September 30, 1998, the Fund paid brokerage commissions of $57,801 on transactions having a total market value of $31,829,425. During the same period, the Fund paid Weeden brokerage commissions of $35,665 (or 61.7% of the total commissions paid) on transactions having a total market value of $15,341,956 or (48.2% of the Fund's aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

                                      TAXES

          The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a registered investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

          Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to stockholders as ordinary income, whereas distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the net investment company taxable income distributions made by the Fund.

          Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

          Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

          The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

          This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

          The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Investment Company Act of 1940.

          The Fund's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

          The Fund's Articles of Incorporation permit the Directors to issue 500,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering one class of shares.

          The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                             PERFORMANCE INFORMATION

          The Fund may provide from time to time in advertisements, reports to stockholders and other communications with stockholders its average annual compounded rate of return as well as its total return and cumulative total return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments of the Fund for a stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period in question. Cumulative total return reflects the Fund's total return since inception.

          The Fund's average annual compounded rate of return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        P(1 + T)n = ERV

Where:      P      =   a hypothetical initial payment of $1,000

            T      =   average annual total return

            n      =   number of years

            ERV    =   ending redeemable value at the end of the period of a
                       hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

          The Fund's average annual compounded rate of return for the period from the Fund's commencement of operations (November 20, 1995) through September 30, 1998 was 13.04% and for the one year period ended September 30, 1998 was 14.45%. The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the period from November 20, 1995 through September 30, 1998 to keep aggregate annual operating expenses at or below 1.25% of daily net assets. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

          The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as represented by Lipper Analytical Services, Inc., Morningstar, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. and Morningstar, Inc. are independent fund ranking services that rank mutual funds based upon total return performance.) The Fund also may compare its performance to the Standard & Poor's Composite Index of 500 Stocks, the Lehman Brothers Government/Corporate Bond Index, U.S. Treasury Bills and to various combinations thereof.

                        DESCRIPTION OF SECURITIES RATINGS

          The Fund (or a registered investment company in which the Fund invests) may invest in bonds and debentures assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). As also set forth therein, the Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor's or Moody's. A brief description of the ratings symbols and their meanings follows.

          Standard & Poor's Debt Ratings. A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.       Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          Moody's Bond Ratings.

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

          Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

          Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -         Leading market positions in well-established industries.

          -         High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                             INDEPENDENT ACCOUNTANTS

          Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent accountants for the Fund.

                                     PART C

                                OTHER INFORMATION

Item 23   Exhibits

          (a)       Registrant's Articles of Incorporation (1)

          (b)       Registrant's Bylaws (1)

          (c)       None

          (d)       Investment Advisory Agreement with Leuthold & Anderson, Inc.
                    (1)

          (e)       None

          (f)       None

          (g) Custodian Agreement with Firstar Trust Company (predecessor to Firstar Bank Milwaukee, N.A. (1)

          (h)(1) Fund Administration Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC)
                    (1)

          (h)(2) Transfer Agent Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (1)

          (h)(3) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC)
                    (1)

          (i)       Opinion of Foley & Lardner, counsel for Registrant.

          (g)       Consent of Arthur Andersen LLP.

          (h)       None

          (i)       Subscription Agreement (1)

          (j)       None

          (k)       Financial Data Schedule

          (l)       None

          ------------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on January 23, 1998 and its accession number is 0000897069-98-000011.

Item 24   Persons Controlled by or under Common Control with Registrant

          Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 25   Indemnification

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.        Indemnification.

          A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

          B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

          C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

          E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

          F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

          G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26   Business and Other Connections of Investment Adviser

          Incorporated by reference to pages __ through __ of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27        Principal Underwriters

               Not Applicable.

Item 28        Location of Accounts and Records

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 100 North Sixth Street, Suite 700A, Minneapolis, Minnesota; and all other records will be maintained by the Registrant's Administrator, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 29   Management Services

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30   Undertakings

          Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 30th day of November, 1998.

                                  LEUTHOLD FUNDS, INC.
                                  (Registrant)


                                   By: /s/ Steven C. Leuthold
                                       Steven C. Leuthold, President

          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


       Name                     Title                         Date

/s/ Steven C. Leuthold   President and Treasurer (Principal    November 30, 1998
----------------------
Steven C. Leuthold       Executive, Financial and
                         Accounting Officer) and a Director
/s/ Thomas F. Elsen      Director                              November 30, 1998
----------------------
Thomas F. Elsen
/s/ Charles D. Zender    Director                              November 30, 1998
----------------------
Charles D. Zender
/s/ John S. Chipman      Director                              November 30, 1998
----------------------
John S. Chipman
/s/ Lawrence L. Horsch   Director                              November 30, 1998
----------------------
Lawrence L. Horsch
/s/ Paul M. Kelnberger   Director                              November 30, 1998
----------------------
Paul M. Kelnberger

                                            EXHIBIT INDEX

 Exhibit No.                              Exhibit                       Page No.
   (a)(I)        Registrant's Articles of Incorporation*
      (b)        Registrant's Bylaws*
      (c)        None
      (d)        Investment Advisory Agreement with Leuthold and Anderson,
                 Inc.*
      (e)        None
      (f)        None
      (g)        Custodian Agreement with Firstar Trust Company
                 (predecessor to Firstar Bank Milwaukee, N.A.)*
   (h)(1)        Fund Administration Servicing Agreement with Firstar
                 Trust Company (predecessor to Firstar Bank Milwaukee,
                 N.A.)*
   (h)(2) Transfer Agent Agreement with Firstar Trust Company (predecessor to Firstar Bank Milwaukee, N.A.)*
   (h)(3)        Fund Accounting Servicing Agreement with Firstar Trust
                 Company (predecessor to Firstar Bank Milwaukee, N.A.)*
      (i)        Opinion of Foley & Lardner, counsel for Registrant
      (j)        Consent of Arthur Andersen LLP
      (k)        None
      (l)        Subscription Agreement*
      (m)        None
      (n)        Financial Data Schedule
      (o)        None

-------------
* Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on January 23, 1998 and its accession number is 0000897069-98-000011.